UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2014
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2014, IDACORP, Inc. ("IDACORP”) issued a press release reporting its financial results for the three-month period ended March 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1. As previously announced, on the same day members of IDACORP’s management will hold a teleconference to discuss the financial results, and the presentation slides furnished herewith as Exhibit 99.2 will accompany management’s comments.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

Item 8.01 Other Events.

As previously announced on a Current Report on Form 8-K filed by IDACORP and Idaho Power Company ("Idaho Power") with the Securities and Exchange Commission on November 21, 2013, one executive officer retirement and two executive officer appointments were approved and reported in November 2013 but made to be effective on April 30, 2014 and May 1, 2014, respectively. The executive officer retirement and appointments were as follows:

•	Effective April 30, 2014, J. LaMont Keen retired as the President and Chief Executive Officer of IDACORP. He retained his role as a member of the Boards of Directors of IDACORP and Idaho Power.

•
Effective May 1, 2014, Darrel T. Anderson, who was serving as the Executive Vice President - Administrative Services and Chief Financial Officer of IDACORP since October 2009 and President and Chief Executive Officer of Idaho Power since January 2014, assumed the role of President and Chief Executive Officer of IDACORP. He retained the same position at Idaho Power. Mr. Anderson will also remain as a member of the Boards of Directors of IDACORP and Idaho Power.

•
Effective May 1, 2014, Steven R. Keen, Vice President - Finance and Treasurer of IDACORP since June 2010 and Senior Vice President, Chief Financial Officer, and Treasurer of Idaho Power since January 2014, assumed the role of Senior Vice President, Chief Financial Officer, and Treasurer of IDACORP. He retained the same position at Idaho Power.

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The information in Item 2.02 and 7.01 of this report, including the press release and presentation furnished as Exhibits 99.1 and 99.2 hereto, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

The exhibits furnished with this report contain business segment information for Idaho Power. Accordingly, this report is also being furnished on behalf of such registrant.
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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. press release dated May 1, 2014
99.2	IDACORP, Inc. first quarter 2014 financial teleconference presentation dated May 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 1, 2014
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP, Inc. press release dated May 1, 2014
99.2	IDACORP, Inc. first quarter 2014 financial teleconference presentation dated May 1, 2014